Exhibit 99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Victory Portfolios II Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Victory Portfolios II Trust for the period ended June 30, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Compass EMP Funds Trust for the stated period.

/s/ Christopher K. Dyer		/s/ Christopher A. Ponte
Christopher K. Dyer		Christopher A. Ponte
President (Principal Executive Officer)		Treasurer (Principal Financial Officer)
Victory Portfolios II Trust		Victory Portfolios II Trust

Dated:	August 26, 2016	Dated:	August 26, 2016

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Compass EMP Funds Trust for purposes of Section 18 of the Securities Exchange Act of 1934.